                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 23, 2001 relating to the financial statements, which appear in Mercator Software, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.



/s/ KPMG, LLP

New York, New York
April 4, 2001